                                                                   EXHIBIT 23(c)

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Premier Parks Inc.:

    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus/Offer to Purchase.

                                          KPMG Peat Marwick LLP


Oklahoma City, Oklahoma
May 8, 1998